SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 19, 2001



                           F2 Broadcast Network Inc..
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             (Exact name of registrant as specified in its charter)



               Nevada                     0-15435                84-0974303
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  (State or other jurisdiction      (Commission File          (IRS Employer
              of incorporation)            Number)           Identification No.)



                  6421 Congress Ave. #115 Boca Raton, FL 33487
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (561) 241-9711
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



Item 5. Other Events.
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         As of January  19,  2001,  an  aggregate  of  71,620,710  shares of the
Registrant's $.008 par value common stock were issued and outstanding.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 22, 2001                   F2 BROADCAST NETWORK INC.



                                          By: /s/ Howard B. Stern
                                             -----------------------------------
                                                Howard B. Stern, Chief Executive
                                                Officer